                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NUCLEAR METALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
Schedule 14A.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------

    5)  Total fee paid:
       -------------------------------------------------------------------------

/ /  Fee paid previously by written preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: ________________________________________________

    2)  Form Schedule or Registration Statement No.: ___________________________

    3)  Filing Party: __________________________________________________________

    4)  Date Filed: ____________________________________________________________

                 SUPPLEMENT TO AUGUST 26, 1997 PROXY STATEMENT
          FOR SPECIAL MEETING OF STOCKHOLDERS OF NUCLEAR METALS, INC.
                        TO BE HELD ON SEPTEMBER 29, 1997

Dear Nuclear Metals Stockholder:

    This Supplement dated September 2, 1997 supplements and amends the Proxy Statement dated August 26, 1997 for the Special Meeting of Stockholders to be held on September 29, 1997. Certain information concerning beneficial ownership of shares of the Company listed under "Principal and Management Stockholders" on pages two through five of its Proxy Statement dated August 26, 1997 was inaccurately reported as to some holders through inadvertence.

    Set forth below is the corrected section entitled "Principal and Management Stockholders."
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                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information as of July 31, 1997, with respect to the Common Stock of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by each stockholder known to the Company to own beneficially more than 5% of the Company's Common Stock, by each director, by the executive officers named in the Summary Compensation Table in the Company's Proxy Statement for its 1997 Annual Meeting, and by all directors and executive officers of the Company and its subsidiaries as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock of the Company if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days of July 31, 1997. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

                                                                                                    NO. COMMON
                                                                                                    SHARES AND       PERCENT
                                                                                                    NATURE OF          OF
                                                                                                    BENEFICIAL       COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER                                                                OWNERSHIP       STOCK (1)
----------------------------------------------------------------------------------------------  ------------------  ---------
Charles Alpert                                                                                     2,449,280(1)(2)     50.01%
Joseph Alpert
WIAF Investors Co.
466 Arbuckle Avenue
Lawrence, NY 11516

and

Melvin B. Chrein, M.D.
Meryl J. Chrein
Marshall J. Chrein
Michael Chrein
21 Copper Beech Lane
Lawrence, NY 11559

George J. Matthews                                                                                      415,046(3)      8.62%
Chairman of the Board of Directors,
  Director & Consultant
c/o Matthews Associates Limited
100 Corporate Place
Peabody, MA 01960

Wilson B. Tuffin                                                                                        407,082(4)      8.50%
Vice Chairman and Director
23 Arlington Street
Acton, MA 01720

Dimensional Fund Advisors, Inc.                                                                         352,000(5)      7.36%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401

                                                                                                    NO. COMMON
                                                                                                    SHARES AND       PERCENT
                                                                                                    NATURE OF          OF
                                                                                                    BENEFICIAL       COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER                                                                OWNERSHIP       STOCK (1)
----------------------------------------------------------------------------------------------  ------------------  ---------
Robert E. Quinn                                                                                          62,146(6)      1.29%
President and Director

James M. Spiezio                                                                                         14,999(7)      *
Vice President, Finance and
Administration

William T. Nachtrab                                                                                      14,999(7)      *
Vice President, Technology

Kenneth A. Smith, Director                                                                               11,333(8)      *

Frank H. Brenton, Director                                                                               11,333(8)      *

All directors and executive officers as a group (11 persons)                                            971,777(9)     19.73%

------------------------

*   Less than one percent

(1) Does not reflect the effect on voting rights of the Massachusetts Control Share Acquisition Act. The Company is subject to Chapter 110D of the Massachusetts General Laws which governs "control share acquisitions," which are acquisitions of beneficial ownership of shares which would raise the voting power of the acquiring person above any one of three thresholds: one-fifth, one-third or one-half of the total voting power. All shares acquired by the person making the control share acquisition within 90 days before or after any such threshold is crossed obtain voting rights only upon the authorization from a majority of the stockholders other than the person acquiring such shares, officers of the Company and those directors of the Company who also are employees. Based on certain filings made with the SEC, the Company believes that certain control share acquisitions have occurred and that the members of the group which effected such control share acquisitions, namely Wiaf Investors Co., Charles Alpert, Joseph Alpert, Melvin B. Chrein, Meryl J. Chrein, Marshall J. Chrein and Michael Chrein (collectively the "Investor Group") are the holders of 1,750,045 shares (the "Affected Shares") which were acquired in control share acquisitions (within the meaning of Chapter 110D) and accordingly will have no voting rights unless or until such voting rights are authorized as described above.

(2) Derived from Schedules 13DA, dated October 3, 1994, submitted to the Company. The seven persons named are described as a group in such Schedules 13DA. The persons named reported ownership of the following shares: WIAF Investors Co. 1,724,856; Melvin B. Chrein 202,300; Meryl J. Chrein 245,500; Charles Alpert 50,000; Joseph Alpert 50,000; Michael Chrein 16,200; and Marshall J. Chrein 48,200. Each person reported sole voting and dispositive power with respect to the shares owned by such person. Also includes 14,044 and 56,180 shares which Melvin B. Chrein and WIAF Investors Co., respectively, have the right to acquire upon conversion of outstanding 10% Convertible Subordinated Debentures and 27,000, 12,000 and 3,000 shares which Charles Alpert or nominee, Melvin B. Chrein and Marshall J. Chrein, respectively, have the right to acquire under outstanding Warrants.

(3) Includes (i) 13,333 shares which may be purchased upon the exercise of currently exercisable options, (ii) 13,960 shares which Mr. Matthews' wife has the right to acquire upon the conversion of an outstanding 10% Convertible Subordinated Debenture, as to which Mr. Matthews disclaims beneficial ownership, and (iii) 999 shares owned by Mr. Matthews' wife.

(4) Includes 6,666 shares which may be purchased upon the exercise of currently exercisable options.

(5) The officers of Dimensional Fund Advisors, Inc. also serve as officers of DFA Investment Dimensions Group, Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 142,600 shares which are owned by the Fund and 13,000 shares which are owned by the Trust.

(6) Includes 40,000 shares which may be purchased upon the exercise of currently exercisable options.

(7) Includes 12,999 shares which may be purchased upon the exercise of currently exercisable options.

(8) Includes 5,333 shares which may be purchased upon the exercise of currently exercisable options.

(9) Includes 140,288 which may be purchased upon the exercise of currently exercisable options and acquired upon conversion of debentures. See notes
    (3), (4) and (6) through (8) above.